Exhibit 99.1

LHC Group announces third quarter 2022 financial results

LAFAYETTE, La., Nov. 2, 2022 /PRNewswire/ -- LHC Group, Inc. (NASDAQ: LHCG) announced its financial results for the quarter ended September 30, 2022.

Third Quarter 2022 Financial Results

  Net service revenue increased 2.0% to $576.9 million.
  Net income attributable to LHC Group's common stockholders was $17.3 million, or $0.56 per diluted share.
  Adjusted net income attributable to LHC Group's common stockholders was $32.6 million, or $1.06 adjusted earnings per diluted share.
  Adjusted EBITDA was $60.3 million.

A reconciliation of all non-GAAP financial results in this release appears on pages 8-9.

In light of the pending acquisition of the Company by UnitedHealth Group Incorporated ("UNH"), LHC Group will not conduct a quarterly earnings call to discuss the third quarter results.

About LHC Group, Inc.

LHC Group, Inc. is a national provider of in-home healthcare services and innovations for communities around the nation, offering quality, value-based healthcare to patients primarily within the comfort and privacy of their home or place of residence. The company's 29,000 employees deliver home health, hospice, home- and community-based services, and facility-based care in 37 states and the District of Columbia – reaching 68 percent of the U.S. population aged 65 and older. Through Imperium Health, the company's ACO management and enablement company, LHC Group helps partners improve both savings and patient outcomes with a value-based approach. As the preferred joint venture partner for more than 400 leading U.S. hospitals and health systems, LHC Group works in cooperation with providers to customize each partnership and reach more patients and families with an effective and efficient model of care.

Forward-looking Statements

This press release contains "forward-looking statements" (as defined in the Securities Litigation Reform Act of 1995) regarding, among other things, future events or the future financial performance of the Company, or the timing or anticipated benefits of pending acquisition of the Company by UnitedHealth Group Incorporated. Words such as "anticipate," "expect," "project," "intend," "believe," "will," "estimates," "may," "could," "should" and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. Forward-looking statements are based on information currently available to the Company and involve estimates, expectations and projections. Investors are cautioned that all such forward-looking statements are subject to risks and uncertainties, and important factors could cause actual events or results to differ materially from those indicated by such forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, those discussed and described in our most recent Annual Report on Form 10-K, including those risks described in Part I, Item 1A. Risk Factors thereof, and in other reports filed subsequently by us with the Securities and Exchange Commission and, with respect to the pending acquisition of the Company by UnitedHealth Group Incorporated, include, but are not limited to, those discussed in the proxy statement filed by the Company with the SEC on May 17, 2022. All forward-looking statements included in this document are based on information available to us on the date hereof, and the Company assumes no obligation to update any such forward-looking statements to reflect future events or circumstances, except as required by law.

LHC GROUP, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (Amounts in thousands, except share data) (Unaudited)

	September 30, 2022	December 31, 2021
ASSETS
Current assets:
Cash	$ 10,522	$ 9,809
Receivables:
Patient accounts receivable	331,524	348,820
Other receivables	30,217	13,780
Total receivables	361,741	362,600
Prepaid income taxes	19,303	7,531
Prepaid expenses	23,128	28,401
Other current assets	25,687	24,801
Total current assets	440,381	433,142
Property, building and equipment, net of accumulated depreciation of $110,600 and $98,394, respectively	153,806	153,959
Goodwill	1,750,420	1,748,426
Intangible assets, net of accumulated amortization of $22,865 and $19,152, respectively	395,309	400,002
Operating lease right of use asset	108,975	113,399
Other assets	65,263	46,693
Total assets	$ 2,914,154	$ 2,895,621
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and other accrued liabilities	$ 108,748	$ 98,118
Salaries, wages, and benefits payable	84,412	100,532
Self-insurance reserves	38,734	33,784
Contract liabilities - deferred revenue	4,840	106,489
Current operating lease payable	36,998	37,630
Amounts due to governmental entities	2,499	5,447
Current liabilities - deferred employer payroll tax	26,790	26,790
Total current liabilities	303,021	408,790
Deferred income taxes	87,661	70,026
Income taxes payable	7,988	7,320
Revolving credit facility	738,000	661,197
Long-term operating lease liabilities	74,992	78,688
Total liabilities	1,211,662	1,226,021
Noncontrolling interest — redeemable	16,978	17,501
Commitments and contingencies
Stockholders' equity:
LHC Group, Inc. stockholders' equity:
Preferred stock – $0.01 par value; 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock — $0.01 par value; 60,000,000 shares authorized; 36,733,790 and 36,549,524 shares issued, and 30,587,735 and 30,634,414 shares outstanding, respectively	367	365
Treasury stock — 6,146,055 and 5,915,110 shares at cost, respectively	(195,447)	(164,790)
Additional paid-in capital	997,115	979,642
Retained earnings	798,372	751,025
Total LHC Group, Inc. stockholders' equity	1,600,407	1,566,242
Noncontrolling interest — non-redeemable	85,107	85,857
Total stockholders' equity	1,685,514	1,652,099
Total liabilities and stockholders' equity	$ 2,914,154	$ 2,895,621

LHC GROUP, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Amounts in thousands, except per share data) (Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021
Net service revenue	$ 576,913	$ 565,451	$ 1,724,601	$ 1,636,193
Cost of service revenue (excluding depreciation and amortization)	347,772	343,862	1,052,093	972,006
Gross margin	229,141	221,589	672,508	664,187
General and administrative expenses	189,051	176,444	569,800	506,754
Impairment of intangibles and other	2,059	—	4,130	937
Operating income	38,031	45,145	98,578	156,496
Interest expense	(9,053)	(1,135)	(19,631)	(1,541)
Income before income taxes and noncontrolling interest	28,978	44,010	78,947	154,955
Income tax expense	6,966	10,150	17,014	32,909
Net income	22,012	33,860	61,933	122,046
Less net income attributable to noncontrolling interests	4,703	6,126	14,586	22,010
Net income attributable to LHC Group, Inc.'s common stockholders	$ 17,309	$ 27,734	$ 47,347	$ 100,036

Earnings per share:
Basic	$ 0.57	$ 0.89	$ 1.55	$ 3.21
Diluted	$ 0.56	$ 0.88	$ 1.55	$ 3.18
Weighted average shares outstanding:
Basic	30,565	31,238	30,527	31,205
Diluted	30,706	31,434	30,639	31,422

LHC GROUP, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Amounts in thousands) (Unaudited)

	Nine months ended September 30,
	2022	2021
Operating activities:
Net income	$ 61,933	$ 122,046
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	17,483	14,899
Amortization of operating lease right of use asset	30,769	27,526
Stock-based compensation expense	15,290	11,717
Deferred income taxes	17,635	23,356
Loss (gain) on disposal of assets	484	(1,190)
Impairment of intangibles and other	4,130	937
Changes in operating assets and liabilities, net of acquisitions:
Receivables	(684)	(27,038)
Prepaid expenses	5,273	397
Other assets	(4,208)	(6,368)
Prepaid income taxes	(11,772)	(11,575)
Prepaid taxes	—	(12,509)
Accounts payable and accrued expenses	16,282	6,626
Salaries, wages, and benefits payable	(11,251)	(9,687)
Contract liabilities - deferred revenue	(101,649)	(141,629)
Operating lease liabilities	(30,568)	(27,472)
Income taxes payable	668	(20,819)
Net amounts due to/from governmental entities	223	(833)
Net cash provided by (used in) operating activities	10,038	(51,616)
Investing activities:
Purchases of property, building and equipment	(14,074)	(23,548)
Proceeds from sale of property, building and equipment	—	3,350
Cash paid for acquisitions, net of cash acquired	(2,570)	(383,475)
Purchase of intangible assets	(100)	—
Proceeds from sale of an entity	—	1,531
Minority interest investments	(15,250)	(10,100)
Net cash used in investing activities	(31,994)	(412,242)
Financing activities:
Proceeds from line of credit	815,155	544,056
Payments on line of credit	(738,352)	(209,056)
Government stimulus advance	—	(93,257)
Proceeds from employee stock purchase plan	1,840	1,877
Payments on deferred financing fees	—	(2,855)
Payments on repurchasing common stock	(34,565)	—
Noncontrolling interest distributions	(16,346)	(22,187)
Withholding taxes paid on stock-based compensation	(4,630)	(11,594)
Purchase of additional controlling interest	(433)	(2,113)
Sale of noncontrolling interest	—	1,934
Net cash provided by financing activities	22,669	206,805
Change in cash	713	(257,053)
Cash at beginning of period	9,809	286,569
Cash at end of period	$ 10,522	$ 29,516

LHC GROUP, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Amounts in thousands) (Unaudited)

Supplemental disclosures of cash flow information:
Interest paid	$ 18,049	$ 1,532
Income taxes paid	$ 10,701	$ 42,036
Non-Cash Operating Activity:
Operating right of use assets in exchange for lease obligations	$ 28,435	$ 41,776
Reduction to right of use assets and liabilities	$ 2,089	$ 2,746
Non-Cash Investing Activity:
Net working capital adjustment	$ 1,440	$ —
Accrued capital expenditures	$ 126	$ 1,807

LHC GROUP, INC. AND SUBSIDIARIES SEGMENT INFORMATION (Amounts in thousands) (Unaudited)

	Three months ended September 30, 2022
	Home health services	Hospice services	Home and community- based services	Facility- based services	HCI	Total
Net service revenue	$ 373,335	$ 103,799	$ 47,978	$ 31,441	$ 20,360	$ 576,913
Cost of service revenue (excluding depreciation and amortization)	217,790	68,951	35,727	22,549	2,755	347,772
General and administrative expenses	126,052	32,384	11,893	12,098	6,624	189,051
Impairment of intangibles and other	—	1,590	469	—	—	2,059
Operating income (loss)	29,493	874	(111)	(3,206)	10,981	38,031
Interest expense	(6,347)	(1,356)	(808)	(362)	(180)	(9,053)
Income (loss) before income taxes and noncontrolling interest	23,146	(482)	(919)	(3,568)	10,801	28,978
Income tax expense (benefit)	5,723	(439)	(165)	(927)	2,774	6,966
Net income (loss)	17,423	(43)	(754)	(2,641)	8,027	22,012
Less net income (loss) attributable to non controlling interests	3,838	1,269	(125)	(439)	160	4,703
Net income (loss) attributable to LHC Group, Inc.'s common stockholder	$ 13,585	$ (1,312)	$ (629)	$ (2,202)	$ 7,867	$ 17,309
Total assets	$ 1,717,209	$ 798,668	$ 238,082	$ 80,223	$ 79,972	$ 2,914,154

LHC GROUP, INC. AND SUBSIDIARIES SEGMENT INFORMATION (Amounts in thousands) (Unaudited)

	Three months ended September 30, 2021
	Home health services	Hospice services	Home and community- based services	Facility- based services	HCI	Total
Net service revenue	$ 386,699	$ 82,653	$ 45,800	$ 32,415	$ 17,884	$ 565,451
Cost of service revenue (excluding depreciation and amortization)	230,839	51,631	34,386	23,725	3,281	343,862
General and administrative expenses	126,695	22,548	11,764	11,050	4,387	176,444
Operating income (loss)	29,165	8,474	(350)	(2,360)	10,216	45,145
Interest expense	(811)	(139)	(109)	(54)	(22)	(1,135)
Income (loss) before income taxes and noncontrolling interest	28,354	8,335	(459)	(2,414)	10,194	44,010
Income tax expense (benefit)	6,407	1,874	(99)	(554)	2,522	10,150
Net income (loss)	21,947	6,461	(360)	(1,860)	7,672	33,860
Less net income (loss) attributable to noncontrolling interests	5,157	1,085	77	(187)	(6)	6,126
Net income (loss) attributable to LHC Group, Inc.'s common stockholders	$ 16,790	$ 5,376	$ (437)	$ (1,673)	$ 7,678	$ 27,734
Total assets	$ 1,632,670	$ 681,954	$ 239,452	$ 83,276	$ 75,334	$ 2,712,686

LHC GROUP, INC. AND SUBSIDIARIES SEGMENT INFORMATION (Amounts in thousands) (Unaudited)

	Nine months ended September 30, 2022
	Home health services	Hospice services	Home and community- based services	Facility- based services	HCI	Total
Net service revenue	$ 1,154,009	$ 308,322	$ 137,036	$ 94,289	$ 30,945	$ 1,724,601
Cost of service revenue (excluding depreciation and amortization)	674,508	202,864	96,470	69,584	8,667	1,052,093
General and administrative expenses	387,482	97,152	35,755	35,737	13,674	569,800
Impairment of intangibles and other	930	2,677	523	—	—	4,130
Operating income (loss)	91,089	5,629	4,288	(11,032)	8,604	98,578
Interest expense	(13,805)	(2,803)	(1,785)	(851)	(387)	(19,631)
Income (loss) before income taxes and noncontrolling interest	77,284	2,826	2,503	(11,883)	8,217	78,947
Income tax expense (benefit)	17,057	(3)	680	(2,849)	2,129	17,014
Net income (loss)	60,227	2,829	1,823	(9,034)	6,088	61,933
Less net income (loss) attributable to non controlling interests	12,758	2,837	(74)	(1,085)	150	14,586
Net income (loss) attributable to LHC Group, Inc.'s common stockholder	$ 47,469	$ (8)	$ 1,897	$ (7,949)	$ 5,938	$ 47,347

LHC GROUP, INC. AND SUBSIDIARIES SEGMENT INFORMATION (Amounts in thousands) (Unaudited)

	Nine months ended September 30, 2021
	Home health services	Hospice services	Home and community- based services	Facility- based services	HCI	Total
Net service revenue	$ 1,157,061	$ 209,191	$ 143,332	$ 96,814	$ 29,795	$ 1,636,193
Cost of service revenue (excluding depreciation and amortization)	663,137	129,848	103,941	65,360	9,720	972,006
General and administrative expenses	369,337	58,789	35,216	33,213	10,199	506,754
Impairment of intangibles and other	937	—	—	—	—	937
Operating income (loss)	123,650	20,554	4,175	(1,759)	9,876	156,496
Interest expense	(1,099)	(195)	(143)	(73)	(31)	(1,541)
Income (loss) before income taxes and noncontrolling interest	122,551	20,359	4,032	(1,832)	9,845	154,955
Income tax expense (benefit)	26,003	4,221	889	(649)	2,445	32,909
Net income (loss)	96,548	16,138	3,143	(1,183)	7,400	122,046
Less net income (loss) attributable to non controlling interests	17,506	3,308	441	792	(37)	22,010
Net income (loss) attributable to LHC Group, Inc.'s common stockholder	$ 79,042	$ 12,830	$ 2,702	$ (1,975)	$ 7,437	$ 100,036

RECONCILIATION OF ADJUSTED NET INCOME ATTRIBUTABLE TO LHC GROUP, INC. (Amounts in thousands) (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net income attributable to LHC Group, Inc.'s common stockholders	$17,309	$27,734	$47,347	$100,036
Add (net of tax):
Acquisition, de novo and legal expenses (1)	4,244	6,875	14,034	10,352
Closures/relocations/consolidations (2)	3,970	369	9,112	1,548
COVID-19 impact:
PPE, supplies and other expenses (3)	—	10,290	—	27,141
ERP implementation (4)	1,360	498	5,498	1,226
Cost improvement initiatives (5)	3,621	—	13,825	—
Cost report and contract settlements (6)	2,063	—	6,026	—
Hurricane Ida (7)	—	844	—	844
Gain on sale of asset (8)	—	(951)	—	(951)
Adjusted net income attributable to LHC Group, Inc.'s common stockholders	$32,567	$45,659	$95,842	$140,196

RECONCILIATION OF ADJUSTED NET INCOME ATTRIBUTABLE TO LHC GROUP, INC. PER DILUTED SHARE (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net income attributable to LHC Group, Inc.'s common stockholders	$0.56	$0.88	$1.55	$3.18
Add (net of tax):
Acquisition, de novo and legal expenses (1)	0.14	0.22	0.46	0.33
Closures/relocations/consolidations (2)	0.13	0.01	0.30	0.05
COVID-19 impact:
PPE, supplies and other expenses (3)	—	0.33	—	0.87
ERP implementation (4)	0.04	0.01	0.17	0.03
Cost improvement initiatives (5)	0.12	—	0.45	—
Cost report and contract settlements (6)	0.07	—	0.20	—
Hurricane Ida (7)	—	0.03	—	0.03
Gain on sale of asset (8)	—	(0.03)	—	(0.03)
Adjusted net income attributable to LHC Group, Inc.'s common stockholders	$1.06	$1.45	$3.13	$4.46

RECONCILIATION OF EBITDA AND ADJUSTED EBITDA (Amounts in thousands) (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net income attributable to LHC Group, Inc.'s common stockholders	$17,309	$27,734	$47,347	$100,036
Add:
Income tax expense	6,966	10,150	17,014	32,909
Interest expense, net	9,053	1,135	19,631	1,541
Depreciation and amortization	5,759	5,358	17,483	14,899
Adjustment items (*)	21,167	24,415	66,304	54,524
Adjusted EBITDA	$60,254	$68,792	$167,779	$203,909

* Adjustment items (pre-tax):
Acquisition, de novo and legal expenses (1)	5,888	9,364	19,195	14,072
Closures/relocation/consolidations (2)	5,508	502	12,491	2,098
COVID-19 PPE, supplies and other expenses (3)	—	14,016	—	36,835
ERP implementation (4)	1,886	679	7,505	1,665
Cost improvement initiatives (5)	5,023	—	18,888	—
Cost report and contract settlements (6)	2,862	—	8,225	—
Hurricane Ida (7)	—	1,150	—	1,150
Gain on sale of asset (8)	—	(1,296)	—	(1,296)
Total adjustments	$21,167	$24,415	$66,304	$54,524

  Expenses and other costs associated with recently announced or completed acquisitions, de novos and the pending acquisition by UnitedHealth Group. ($5.9 million pre-tax in the three months ended September 30, 2022 and $19.2 million pre-tax in the nine months ended September 30, 2022; $9.4 million and $14.1 million pre-tax in the three and nine months ended September 30, 2021, respectively).
  Loss on the sale of an asset and other expenses associated with a closure or consolidation, including impairment ($5.5 million pre-tax in the three months ended September 30, 2022 and $12.5 million in the nine months ended September 30, 2022; $0.5 million and $2.1 million pre-tax in the three and nine months ended September 30, 2021, respectively).
  COVID-19 related expenses for purchases of personal protective equipment (PPE), supplies and wage adjustments (No adjustments were made in the three months and nine months ended September 30, 2022; $14.0 million and $36.8 million pre-tax in the three and nine months ended September 30, 2021, respectively).
  Expenses and other costs associated with the implementation of an Enterprise Resource Planning software ($1.9 million pre-tax in the three months ended September 30, 2022 and $7.5 million pre-tax in the nine months ended September 30, 2022; $0.7 million and $1.7 million pre-tax in the three and nine months ended September 30, 2021, respectively).
  Expenses associated with cost improvement initiatives implemented in the first three quarters of 2022, which consisted of contract terminations and general and administrative cost reductions ($5.0 million pre-tax in the three months ended September 30, 2022 and $18.9 million pre-tax in the nine months ended September 30, 2022).
  Expenses associated with a 2004 cost report settlement along with other contract settlements ($1.2 million pre-tax in the three months ended September 30, 2022 and $8.2 million in the nine months ended September 30, 2022).
  Direct recovery costs associated with Hurricane Ida ($1.2 million pre-tax in the three and nine months ended September 30, 2021).
  As of December 31, 2020, the Company's assets held for sale was $1.9 million, which consisted of one hospice facility in Knoxville, Tennessee.  The Company sold the property during the third quarter of 2021 for $3.2 million.

Contact:	Eric Elliott
Senior Vice President of Finance
(337) 233-1307
eric.elliott@lhcgroup.com